Commitments and contingencies	12 Months Ended
Dec. 31, 2016
Commitments and contingencies [Abstract]
Commitments and contingencies

26.	Commitments and contingencies

(a)	Operating lease commitments

The Group leases facilities in the PRC under non-cancellable operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of the respective leases.

Total office rental expenses under all operating leases were RMB28,144, RMB53,674 and RMB76,753 for the years ended December 31, 2014, 2015 and 2016, respectively.

As of December 31, 2016, future minimum payments under non-cancellable operating leases consist of the following:

Office rental
RMB

2017	41,848
2018	28,335
2019	1,876
2020 and after	444
72,503

(b)	Capital commitment

As of December 31, 2016, the Group had outstanding capital commitments totaling RMB144,301, which consisted of capital expenditures.

(c)	Litigation

In October 2014, Guangzhou NetEase Computer System Co., Ltd. (“NetEase”) brought a copyright infringement claim against the Group in the Intermediate People’s Court of Guangzhou, alleging that the Group’s live game broadcasting program has infringed the copyright of one of their online games called Fantasy Westward Journey. The claimant is seeking RMB100 million for their potential damages, requesting YY to cease the copyright infringement practices and apologize publicly. Up to the date of this report, there has been no judgement from the court yet. The Group is not able to make a reliable estimate of the potential loss, if any, at this stage.